SunAmerica Income Funds

Supplement to the Prospectus dated July 29, 2002

Under the section entitled "Fund Highlights"- on page 11 of the Prospectus, footnote seven(7) should be replaced in its entirety with the following:

(7)The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following classes do not exceed the amounts set forth below:
GNMA Fund, Class A .0.99%
GNMA Fund, Class B .1.64%
GNMA Fund, Class A .1.64%
Strategic Bond Fund, Class II..2.22%
High Yield Bond Fund, Class II...2.18%
Tax Exempt Insured Fund, Class II..1.95%
U.S. Government Securities Fund, Class A..0.99%
U.S. Government Securities Fund, Class B..1.64%
U.S. Government Securities Fund, Class II..1.64%

Dated: September 3, 2002